SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              Current Report
                    Pursuant to Section 13 OR 15(d) of
                  the  Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  August 14, 2002


                             VSE CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

                                DELAWARE
      (State or Other Jurisdiction of Incorporation or Organization)


        0-3676                                       54-0649263
(Commission File Number)                   (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                       22303-1499
(Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code:  (703) 960-4600

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VSE CORPORATION


Item 5.	Other Events and Regulation FD Disclosure

On August 14, 2002, the registrant issued a news release, a copy of which is attached to this report as Exhibit 99.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit 99 Copy of news release dated August 14, 2002, captioned "VSE Retains Financial Advisor to Pursue Strategic Alternatives."

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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VSE CORPORATION
                                         (Registrant)

Date:  August 14, 2002                   /s/ C. S. Weber
                                         ______________________________________
                                         C. S. Weber
                                         Executive Vice President and Secretary